SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                October 29, 2007

                             UNIVERSAL TRAVEL GROUP
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

   Nevada                         000-51516                      90-0296536
   ------                         ---------                      ----------
   State of                       Commission                     IRS Employer
   Incorporation                  File Number                    I.D. Number

                   Shennan Road, Hualian Center room 301 - 309
                              Shenzhen, PR of China
                    (Address of principal executive offices)

                                  (646)200-6314
                         (Registrant's telephone number)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

This amendment supplements the Current Report on Form 8-K filed by Universal Travel Group ("we", "our", "us", "UTG" or "the Company") with the Securities and Exchange Commission on October 30, 2007, wherein we disclosed the completion of our acquisition of 100% of the outstanding capital stock of Foshan Overseas International Travel Service Co. Ltd., to include in such report the financial statements of FOI for the years ended December 31, 2006 and December 31, 2005 and the periods ended September 30, 2007 and 2006, required by Item 9.01 (a), and the pro-forma financial information for the years ended December 31, 2006 and 2005 and the periods ended September 30, 2007 and 2006 required by Item 9.01
(b).

Item 9.01. Financial Statements and Exhibits.

      (a)   Financial Statements of Business Acquired.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2006

                                TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm                        3

Balance Sheets                                                                 4

Statements of Income                                                           5

Statements of Cash Flows                                                       6

Statements of Stockholders Equity                                              7

Notes to Financial Statements                                               8-16

MORGENSTERN, SVOBODA, & BAER, CPA's, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 Exchange Place, Suite 1820
New York, NY 10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL: MSBCPAS@GMAIL.COM

Board of Directors and Stockholders of
Foshan Overseas International Travel Service Co., Ltd.

We have audited the accompanying balance sheet of. Foshan Overseas International Travel Service Co., Ltd. ("Company") as of December 31, 2006 and 2005, and the related statements of income, comprehensive losses, statement of stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of. Foshan Overseas International Travel Service Co., Ltd. as of December 31, 2006 and 2005, and the results of their operations and their cash flows for the periods then ended, in conformity with generally accepted accounting principles in the United States of America.

Morgenstern, Svoboda & Baer, CPAs, P.C.
Certified Public Accountants

New York, NY
December 3, 2007

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                                 BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                                      ASSETS                       2006             2005
                                                                -----------     -----------
Current Assets
Cash and cash equivalents                                       $ 1,337,801     $   929,570
Accounts receivable, net                                            423,072         496,671
Trade Deposits                                                    1,065,881         490,886
Due from shareholders                                               830,880              --
Prepaid Expenses                                                      4,837              --
                                                                -----------     -----------
Total
Total Current Assets                                              3,662,471       1,917,127

Property & equipment, net                                            56,080          70,433
                                                                -----------     -----------

Total Assets                                                    $ 3,718,551     $ 1,987,560
                                                                ===========     ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable                                                $ 1,880,750     $ 1,318,235
Accrued expenses and other payables                                 158,753         149,866
Customer deposits                                                 1,057,629         850,945
Income tax payable                                                   30,294             411
                                                                -----------     -----------
Total Current Liabilities                                         3,127,426       2,319,457

Stockholders' Equity
Capital stock                                                       450,424         450,424
Statutory reserves                                                  159,314          67,200
Other comprehensive income                                           (5,075)         (6,960)
Retained earnings                                                   (13,538)       (842,562)
                                                                -----------     -----------
Total Stockholders' Equity                                          591,125        (331,897)
                                                                -----------     -----------
Total Liabilities and Stockholders' Equity                      $ 3,718,551     $ 1,987,560
                                                                ===========     ===========

   The accompanying notes are an integral part of these financial statements.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                        STATEMENTS OF INCOME (OPERATIONS)
                 FOR THE YEARS ENDING DECEMBER 31, 2006 AND 2005

                                                      2006              2005
                                                  ------------     ------------
Sales, net                                        $ 11,429,845     $  3,724,443

Cost of sales                                        9,362,023        3,257,579
                                                  ------------     ------------
Gross profit                                         2,067,822          466,864

General and administrative expenses                    700,676          500,467
                                                  ------------     ------------
Income from operations                               1,367,146          (33,603)

Other (Income) Expense
Interest  income                                        (2,774)          (3,113)
Other income / expenses, net                              (535)          (3,507)
Total Other (Income) Expense                            (3,309)          (6,620)
                                                  ------------     ------------
Income before income taxes                           1,370,455          (26,983)

Provision for income taxes                             449,317           16,010
                                                  ------------     ------------
Net income                                        $    921,138     $    (42,993)
                                                  ============     ============

   The accompanying notes are an integral part of these financial statements.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                                    2006            2005
                                                                -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                               $   921,138     $   (42,993)
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization                                        15,186          19,685
(Increase) / decrease in assets:
Accounts receivables                                                 73,599         121,469
Amount due from shareholders                                       (830,880)             --
Deposits                                                           (574,995)        (61,933)
Prepaids                                                             (4,837)             --
Increase / (decrease) in current liabilities:
Accounts payable                                                    562,515          81,060
Accrued expenses and other payables                                   8,886        (110,753)
Trade deposits                                                      206,684         177,666
Income tax payable                                                   29,883          (3,564)
                                                                -----------     -----------

Net cash provided by operating activities                           407,179         180,637

CASH FLOWS FROM  INVESTING ACTIVITIES
Assets acquisitions                                                    (833)         (9,021)
                                                                -----------     -----------
Net cash used by investing activities                                  (833)         (9,021)

Effect of exchange rate changes on cash and cash equivalents          1,885         (13,134)
                                                                -----------     -----------

Net change in cash and cash equivalents                             408,231         158,482
Cash and cash equivalents, beginning balance                        929,570         771,088
                                                                -----------     -----------
Cash and cash equivalents, ending balance                       $ 1,337,801     $   929,570
                                                                ===========     ===========
SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Income tax payments                                             $   419,434     $    19,574
                                                                ===========     ===========
Interest payments                                               $        --     $        --
                                                                ===========     ===========

   The accompanying notes are an integral part of these financial statements.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                   STATEMENT OF STOCKHOLDERS' (DEFICIT) EQUITY
                  FOR THE YEAR ENDED DECEMBER 31, 2006 AND 2005

                                                                                                   Total
                                           Statutory       Comprehensive        Retained        Shareholders
                        Common Stock        Reserves       Income (Loss)        Earnings           Equity
                        ------------------------------------------------------------------------------------
Balance 1/1/2005         $ 450,424         $  67,200         $   6,174         $(799,568)        $(275,770)
Comprehensive                                                  (13,134)                            (13,134)
Net Income                                                                       (42,993)          (42,993)
                        ------------------------------------------------------------------------------------
Balance 12/31/2005         450,424            67,200            (6,960)         (842,024)         (331,898)
Transfer Reserves                             92,114                             (92,114)               --
Comprehensive                                                    1,885                               1,885
Net Income                                                                       921,138           921,138
                        ------------------------------------------------------------------------------------
Balance 12/31/2006       $ 450,424         $ 159,314         $  (5,075)        $ (13,537)        $ 591,125
                        ====================================================================================

   The accompanying notes are an integral part of these financial statements.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 1 - ORGANIZATION

Foshan Overseas International Travel Service Co., Ltd. was organized in 1990 under the laws of a Foshan Corporation in China. The Company is engaged in the business of travel related services in the Foshan area, including air ticketing, hotel, conference, and car rental reservations, for both corporate and private clients.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars. The accompanying financial statements present the historical financial condition, results of operations and cash flows of the operating companies.

Translation Adjustment

As of December 31, 2006 and 2005, the accounts of Foshan Overseas International Travel Service Co., Ltd. were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards (SFAS) No. 52, Foreign Currency Translation with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, Reporting Comprehensive Income as a component of shareholders equity. Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. Reserves are recorded primarily on a specific identification basis. Allowance for doubtful debts amounted to $25,942 and 25,125 as at December 31, 2006 and 2005 respectively.

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

                  Computers & office Equipment          5 years
                  Motor Vehicles                        8 years

As of December 31, 2006 and 2005 Property, Plant & Equipment consist of the following:

                                                 2006        2005
                                               --------    --------
         Computers and Office equipment        $ 73,632    $ 72,799
         Motor Vehicles                         214,879     214,879
                                               --------    --------
                                                288,512     287,678
                                               --------    --------
         Accumulated depreciation               232,432     217,245
                                               --------    --------
                                               $ 56,080    $ 70,433
                                               ========    ========

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations for a Disposal of a Segment of a Business. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2006 there were no significant impairments of its long-lived assets.

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, Accounting for stock issued to employees (APB 25) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

Income Taxes

The Company utilizes SFAS No. 109, Accounting for Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Statement of Cash Flows

In accordance with SFAS No. 95, Statement of Cash Flows, cash flows from the Company's operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

Statement of Financial Accounting Standards No. 131 (SFAS 131), Disclosure about Segments of an Enterprise and Related Information requires use of the management approach model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

In June 2005, the FASB Staff issued FASB Staff Position 150-5 (FSP 150-5), Issuers Accounting under FASB Statement No. 150 for Freestanding Warrants and Other Similar Instruments on Shares that are Redeemable. FSP 150-5 addresses whether freestanding warrants and other similar instruments on shares that are redeemable, either puttable or mandatorily redeemable, would be subject to the requirements of FASB Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, regardless of the timing or the redemption feature or the redemption price. The FSP is effective after June 30, 2005.

In February 2006, FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments SFAS No. 155 amends SFAS No 133, Accounting for Derivative Instruments and Hedging Activities, and SFAF No. 140, Accounting for
Transfers and Servicing of Financial Assets and Extinguishments of
Liabilities. SFAS No. 155, permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In March 2006, the FASB issued FASB Statement No. 156, Accounting for Servicing of Financial Assets - an amendment to FASB Statement No. 140. Statement 156 requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a service contract under certain situations. The new standard is effective for fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

In September 2006, FASB issued SFAS 157 `Fair Value Measurements'. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statements applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute.

Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

In September 2006, FASB issued SFAS 158 `Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)' This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded statues in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements.

A brief description of the provisions of this Statement
The date that adoption is required
The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

The Company believes that the adoption of these standards will have no material impact on its financial statements.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In February, 2007, FASB issued SFAS 159 `The Fair Value Option for Financial Assets and Financial Liabilities" - Including an Amendment of FASB Statement No.
115. This statement permits entities to choose to measure many financial instruments and certain other items at fair value. This statement is expected to expand the use of fair value measurement, which is consistent with the Board's long-term measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. The management is currently evaluating the effect of this pronouncement on financial statements.

Note 3 - COMPENSATED ABSENCES

Regulation 45 of local labor law entitles employees to annual vacation leave after 1 year of service. In general all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

Note 4 - INCOME TAXES

The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (EIT) is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax.

         The following is a reconciliation of
         Income tax expense:

                                   2006             2005
                                   ----             ----
            Current            $  449,317       $   16,010
            Deferred                   --               --
            Total              $  449,317       $   16,010

Note 5 - COMMITMENTS

The Company leases facilities under operating leases that have expiration dates through November, 2008. Minimum leases payments are as follows:

2007  $45,631
2008  $24,650

Rental expense was $64,764 and $64,214 for the years ended December 31, 2006 and 2005, respectively.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 6 - STATUTORY RESERVES

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public affair fund. Prior to January 1, 2006 the proportion of allocation for reserve was 10 percent of the profit after tax to the surplus reserve fund and additional 5-10 percent to the public affair fund. The public affair fund reserve was limited to 50 percent of the registered capital. Effect January 1, 2006 there is now only one fund requirement. The reserve is 10 percent of income after tax, not to exceed 50 percent of registered capital.

Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of December 31, 2006 and 2005 the Company had allocated $159,314 and $ 67,200 to these non-distributable reserve funds, respectively.

Note 7 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders equity at December 31, 2006 and December 31, 2005 are as follows:

                                         Foreign Currency      Accumulated Other
                                           Translation           Comprehensive
                                            Adjustment              Income

        Balance at January 1, 2005           $  6,174              $  6,174
        Change for 2005                       (13,134)              (13,134)
                                             --------              --------
        Balance at December 31, 2005         $ (6,960)             $ (6,960)
        Change for 2006                         1,885                 1,885
                                             --------              --------
        Balance at December 31, 2006         $ (5,075)             $ (5,075)
                                             ========              ========

Note 8 - CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

Note 9 - MAJOR CUSTOMERS AND CREDIT RISK

The Company had no customers who accounted for more than 10% of revenues during the years ended 2006 and 2005. No customer accounted for more than 10% of the company's accounts receivable at December 31, 2006 or 2005, respectively. The company had no vendors during 2006 and 2005 who accounted for more than 10% of the total purchases. No vendor at December 31, 2006 and 2005 comprised more than 10% of the company's accounts payable respectively.

Note 10 - SUBSEQUENT EVENTS

On September 20, 2007, Foshan Overseas International Travel Service Co., Ltd., a Foshan Corporation in China ("FOI"), and the shareholders of FOI, entered into and consummated, a Share Exchange Agreement with Universal Travel Group ("UTVG") and Shenzhen Yu Zhi Lu Aviation Service Company Limited, an indirect wholly owned subsidiary of UTVG ("YZL"), pursuant to which YZL acquired 100% of FOI. Pursuant to the Share Exchange Agreement, in exchange of surrendering their shares in FOI, the shareholders (FOI) will receive a combination of the aggregate of 1,122,986 shares of UTVG common stock at $2.98 per share (average share price), and a promissory note in the aggregate principal amount of $3,153,500, bearing no interest, with a maturity date of one year, divided proportionally among the shareholders (FOI) in accordance with their respective ownership interests in FOI immediately before the closing of the Share Exchange Agreement.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.

                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2007

                                TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm                       16

Balance Sheet                                                                 17

Statement of Income                                                           18

Statement of Cash Flows                                                       19

Statement of Stockholders Equity                                              20

Notes to Financial Statements                                              21-35

MORGENSTERN, SVOBODA & BAER, CPAs, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 Exchange Place, Suite 1820
New York, N.Y.10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL: MSBCPAS@gmail.com

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Foshan Overseas International Travel Service Co., Ltd.

We have reviewed the accompanying balance sheet of Foshan Overseas International Travel Service Co., Ltd., as of September 30, 2007 and the statement of operations for the nine months ended September 30, 2007 and statements of cash flows and shareholders equity for the nine months then ended. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

Morgenstern, Svoboda & Baer CPAs, PC
Certified Public Accountants

New York, NY
December 3, 2007

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                                  BALANCE SHEET
                               SEPTEMBER 30, 2007

                                    ASSETS                               2007
                                                                      ----------
Current Assets
Cash and cash equivalents                                             $  423,292
Accounts Receivable                                                    2,204,094
Trade Deposits                                                           513,317
Due from Shareholders                                                    686,936
2Prepaid Expenses                                                          3,285
                                                                      ----------
Total Current Assets                                                   3,830,924

Property & equipment, net                                                 42,244
                                                                      ----------

Total Assets                                                          $3,873,168
                                                                      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable                                                      $1,674,497
Accrued expenses and other payables                                      409,158
Customer Deposits                                                        857,639
Income tax payable                                                       185,424
                                                                      ----------
Total Current Liabilities                                              3,126,718

Stockholders' Equity

Capital stock                                                            450,424
Statutory reserves                                                       254,615
Other comprehensive income                                                41,411
Retained earnings                                                             --
                                                                      ----------
Total Stockholders' Equity                                               746,450
                                                                      ----------
Total Liabilities and Stockholders' Equity                            $3,873,168
                                                                      ==========

   The accompanying notes are an integral part of these financial statements.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                               STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

                                                                        2007
                                                                   ------------
Sales, net                                                         $ 10,340,379
Cost of services                                                      8,329,574
                                                                   ------------
Gross profit                                                          2,010,805

Selling, General and administrative expenses                            593,821
                                                                   ------------
Income from operations                                                1,416,984

Other (Income) Expense
Interest income                                                          (2,648)
Other (Income) expense, net                                                 126
                                                                   ------------
Total Other Income (Expense)                                             (2,522)
                                                                   ------------
Income before income taxes                                            1.419,506

Provision for income taxes                                              466,495
                                                                   ------------
Net income                                                         $    953,011

Dividend paid                                                      $    844,172
                                                                   ------------

Net income available                                               $    108,839
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                             STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

                                                                        2007
                                                                    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                          $   953,011
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization                                            13,836
(Increase) / decrease in assets:
Accounts receivables                                                 (1,781,022)
Amount due from shareholders                                            143,944
Trade Deposits                                                          552,564
Prepaid                                                                   1,552
Increase / (decrease) in current liabilities:
Accounts payable                                                       (206,253)
Accrued expenses and other payables                                     250,405
Business tax payable                                                   (199,990)
Income tax payable                                                      155,130
                                                                    -----------

Net cash provided by operating activities                              (116,823)

FINANCING ACTIVITIES
Dividends paid                                                         (844,172)
                                                                    -----------
NET CASH  USED FOR FINANCING ACTIVITY                                  (844,172)
                                                                    -----------
Effect of exchange rate changes on cash and cash equivalents             46,486
                                                                    -----------

Net change in cash and cash equivalents                                (914,509)
Cash and cash equivalents, beginning balance                          1,337,801
                                                                    -----------
Cash and cash equivalents, ending balance                           $   423,292
                                                                    ===========
SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Income tax payments                                                 $   291,365
                                                                    ===========
Interest payments                                                   $        --
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                        STATEMENT OF STOCKHOLDERS' EQUITY
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

                                                                                                      Total
                                  Common          Statutory       Comprehensive      Retained      Shareholders
                                   Stock           Reserves          Income          Earnings         Equity
                                 ------------------------------------------------------------------------------
Balance 12/31/2006               $ 450,424        $ 159,314        $  (5,075)       $ (13,538)       $ 591,125
Dividends paid                                                                       (844,172)        (844,172)
Transferred to reserve                               95,301                           (95,301)              --
Comprehensive                                                         46,486                            46,486
Net Income for nine months                                                            953,011          953,011
ended 9/30/07
                                 ------------------------------------------------------------------------------
Balance 9/30/2007                $ 450,424        $ 254,615        $  41,411        $      --        $ 746,450
                                 ==============================================================================

   The accompanying notes are an integral part of these financial statements.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

Note 1 - ORGANIZATION

Foshan Overseas International Travel Service Co., Ltd. was organized in 1990 under the laws of a Foshan Corporation in China. The Company is engaged in the business of travel related services in the Foshan area, including air ticketing, hotel, conference, and car rental reservations, for both corporate and private clients.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars. The accompanying financial statements present the historical financial condition, results of operations and cash flows of the operating companies.

Translation Adjustment

As of September 30, 2007, the accounts of Foshan Overseas International Travel Service Co., Ltd. were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards
(SFAS) No. 52, Foreign Currency Translation with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, Reporting Comprehensive Income as a component of shareholders equity. Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. Reserves are recorded primarily on a specific identification basis. Allowance for doubtful debts amounted to $26,719 as at September 30, 2007.

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

       Computers & office Equipment                  5 Years
       Motor Vehicles                                8 Years

As of September 30, 2007 Property, Plant & Equipment consist of the following:

                                                        2007
                                                      --------
         Computers and Office equipment               $ 76,632
         Motor Vehicles                                214,879
                                                      --------
                                                       288,512
         Accumulated depreciation                      246,268
                                                      --------
                                                      $ 42,244
                                                      ========

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations for a Disposal of a Segment of a Business. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of September 30, 2007 there were no significant impairments of its long-lived assets.

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, Accounting for stock issued to employees (APB 25) and related interpretations with pro-forma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123.

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company utilizes SFAS No. 109, Accounting for Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Statement of Cash Flows

In accordance with SFAS No. 95, Statement of Cash Flows, cash flows from the Company's operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

Statement of Financial Accounting Standards No. 131 (SFAS 131), Disclosure about Segments of an Enterprise and Related Information requires use of the management approach model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

Recent accounting pronouncements

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

In June 2005, the FASB Staff issued FASB Staff Position 150-5 (FSP 150-5), Issuers Accounting under FASB Statement No. 150 for Freestanding Warrants and Other Similar Instruments on Shares that are Redeemable. FSP 150-5 addresses whether freestanding warrants and other similar instruments on shares that are redeemable, either puttable or mandatorily redeemable, would be subject to the requirements of FASB Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, regardless of the timing or the redemption feature or the redemption price. The FSP is effective after June 30, 2005.

In February 2006, FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments SFAS No. 155 amends SFAS No 133, Accounting for Derivative Instruments and Hedging Activities, and SFAF No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 155, permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006.

In March 2006, the FASB issued FASB Statement No. 156, Accounting for Servicing of Financial Assets - an amendment to FASB Statement No. 140. Statement 156 requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a service contract under certain situations. The new standard is effective for fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

In September 2006, FASB issued SFAS 157 `Fair Value Measurements'. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statements applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In September 2006, FASB issued SFAS 158 `Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)' This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded statues in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements.

A brief description of the provisions of this Statement
The date that adoption is required
The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

The Company believes that the adoption of these standards will have no material impact on its financial statements.

In February, 2007, FASB issued SFAS 159 `The Fair Value Option for Financial Assets and Financial Liabilities" - Including an Amendment of FASB Statement No.
115. This statement is expected to expand the use of fair value measurement, which is consistent with the Board's long-term measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. The management is currently evaluating the effect of this pronouncement on financial statements.

Note 3 - COMPENSATED ABSENCES

Regulation 45 of local labor law entitles employees to annual vacation leave after 1 year of service. In general all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

Note 4 - INCOME TAXES

The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (EIT) is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

Note 4 - INCOME TAXES (CONTINUED)

The following is a reconciliation of Income tax expense:

                                                  2007
                                                --------
                     Current                    $466,495
                     Deferred                         --
                                                --------
                     Total                      $466,495
                                                ========

Note 5 - COMMITMENTS

The Company leases facilities under operating leases that have expiration dates through December 2009. Minimum leases payments are as follows:

2008  $32,980
2009  $ 5,176
2010  $   778

RENTAL EXPENSE WAS $48,415 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007.

Note 6 - STATUTORY RESERVES

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public affair fund. Prior to January 1, 2006 the proportion of allocation for reserve was 10 percent of the profit after tax to the surplus reserve fund and additional 5-10 percent to the public affair fund. The public affair fund reserve was limited to 50 percent of the registered capital. Effect January 1, 2006 there is now only one fund requirement. The reserve is 10 percent of income after tax, not to exceed 50 percent of registered capital.

Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of September 30, 2007 the Company had allocated $254,615 to these non-distributable reserve funds.

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL SERVICE CO., LTD.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

Note 7 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders equity at September 30, 2007 are as follows:

                                          Foreign Currency     Accumulated Other
                                            Translation          Comprehensive
                                             Adjustment             Income

    Balance at December 31, 2006             $ (5,075)             $ (5,075)
    Change for 2007                            46,486                46,486
                                             --------              --------
    Balance at September 30, 2007            $ 41,411              $ 41,411
                                             ========              ========

Note 8 - CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 9 - MAJOR CUSTOMERS AND CREDIT RISK

The Company had no customers who accounted for more than 10% of revenues during the nine months ended September 30, 2007. No customer accounted for more than 10% of the company's accounts receivable at September 30, 2007. The company had no vendors as of September 30, 2007 who accounted for more than 10% of the total purchases. No vendor at September 30, 2007 comprised more than 10% of the company's accounts payable.

Note 10 - SUBSEQUENT EVENTS

On September 20, 2007, Foshan Overseas International Travel Service Co., Ltd., a Foshan Corporation in China ("FOI"), and the shareholders of FOI, entered into and consummated, a Share Exchange Agreement with Universal Travel Group ("UTVG") and Shenzhen Yu Zhi Lu Aviation Service Company Limited, an indirect wholly owned subsidiary of UTVG ("YZL"), pursuant to which YZL acquired 100% of FOI. Pursuant to the Share Exchange Agreement, in exchange of surrendering their shares in FOI, the shareholders (FOI) will receive a combination of the aggregate of 1,122,986 shares of UTVG common stock at $2.98 per share (average share price), and a promissory note in the aggregate principal amount of $3,153,500, bearing no interest, with a maturity date of one year, divided proportionally among the shareholders (FOI) in accordance with their respective ownership interests in FOI immediately before the closing of the Share Exchange Agreement. On October 29, 2007 the acquisition was consummated making the due date of the note October 29, 2008.

      (b)   Pro Forma Financial Information.

                        BALANCE SHEET                                       CONSOLIDATED BALANCE SHEET
                      December 31, 2006                                          December 31, 2006
                      -----------------                                     --------------------------
 ASSETS                                                         ASSETS
Current Assets                                                 Current Assets
Cash and cash equivalents                $    1,337,801        Cash and cash equivalents          $     1,043,555
Accounts Receivable                             423,072        Accounts Receivable                         18,788
Trade Deposits                                1,065,881        Trade Deposit                              959,605
Due from Shareholders                           830,880        Due from Shareholders
                                                               Loans Receivable                           661,158
                                                               Acquisition Deposit                      2,881,823
                                                               Advances                                 1,831,558
                                                               Refundable Deposits                         34,004
                                                               Prepaid expenses and other
Prepaid Expenses                                  4,837        receivables                                 31,842
                                         --------------                                           ---------------
Total Current Assets                          3,662,471        Total Current Assets                     7,462,333
Property & equipment, net                        56,080        Property & equipment, net                   51,555
                                                               Intangible assets                           49,938
                                                               Goodwill
                                         --------------                                           ---------------
                                                 56,080                                                   101,493
                                         --------------                                           ---------------
Total Assets                             $    3,718,551        Total Assets                       $     7,563,826
                                         ==============                                           ===============

        LIABILITIES AND STOCKHOLDERS'                                LIABILITIES AND STOCKHOLDERS'
                   EQUITY                                                       EQUITY

Current Liabilities                                            Current Liabilities
                                                               Notes payable - Bank
Accounts payable and accrued                                   Accounts payable and
expenses                                 $    2,039,503        accrued expenses                   $     3,391,229
Customer Deposits                             1,057,629
Income tax payable                               30,294        Income tax payable                         263,850
                                         --------------                                           ---------------
Total Current Liabilities                     3,127,426        Total Current Liabilities                3,655,079

Stockholders' Equity                                           Stockholders' Equity
                                                               Common stock, $.001 par
Capital stock                                   450,424        value, 70,000,000                           30,450
Statutory reserves                              159,314        Statutory Reserve
                                                               Additional paid in capital                 332,013
Other comprehensive income                       -5,075        Other comprehensive income                 103,811
Retained earnings                               -13,538        Retained earnings                        3,442,473
                                         --------------                                           ---------------
Total Stockholders' Equity                      591,125        Total Stockholders' Equity               3,908,747
                                         --------------                                           ---------------
Total Liabilities and                                          Total Liabilities and
Stockholders' Equity                     $    3,718,551        Stockholders' Equity               $     7,563,826
                                         ==============                                           ===============

                     Combined                                                                 Proforma
                  BALANCE SHEETS                         Proforma                          BALANCE SHEETS
                 December 31, 2006                      Adjustments                       December 31, 2006
                 -----------------                                                        -----------------
 ASSETS                                                                  ASSETS
Current Assets                                                          Current Assets
Cash and cash equivalents         $      2,381,356                      Cash and cash equivalents        $      2,381,356
Accounts Receivable                        441,860                      Accounts Receivable                       441,860
Trade Deposit                            2,025,486                      Trade Deposit                           2,025,486
Due from Shareholders                      830,880                      Due from Shareholders                     830,880
Loans Receivable                           661,158                      Loans Receivable                          661,158
Acquisition Deposit                      2,881,823                      Acquisition Deposit                     2,881,823
Advances                                 1,831,558                      Advances                                1,831,558
Refundable Deposits                         34,004                      Refundable Deposits                        34,004
Prepaid expenses and other                                              Prepaid expenses and other
receivables                                 36,679                      receivables                                36,679
                                  ----------------                                                       ----------------
                                        11,124,804                                                             11,124,804
Property & equipment, net                  107,635                      Property & equipment, net                 107,635
Intangible assets                           49,938       2,077,836      Intangible assets                       2,127,774
Goodwill                                         0       3,971,740      Goodwill                                3,971,740
                                  ----------------                                                       ----------------
                                           157,573                                                              6,207,149
                                  ----------------                                                       ----------------
Total Assets                      $     11,282,377                      Total Assets                     $     17,331,953
                                  ================                                                       ================

  LIABILITIES AND STOCKHOLDERS'                                          LIABILITIES AND STOCKHOLDERS'
             EQUITY                                                                 EQUITY

Current Liabilities                                                     Current Liabilities
Notes payable - Bank              $              0      -3,153,500      Notes payable - Bank             $      3,153,500
Accounts payable and accrued                                            Accounts payable and accrued
expenses                                 5,430,732                      expenses                                5,430,732
Customer Deposits                        1,057,629                      Customer Deposits                       1,057,629
Income tax payable                         294,144                      Income tax payable                        294,144
                                  ----------------                                                       ----------------
Total Current Liabilities                6,782,505                      Total Current Liabilities               9,936,005

Stockholders' Equity                                                    Stockholders' Equity
Common stock, $.001 par value,                                          Common stock, $.001 par value,
70,000,000                                 480,874         449,301      70,000,000                                 31,573
Statutory Reserve                          159,314                      Statutory Reserve                         159,314
Additional paid in capital                 332,013      -3,345,377      Additional paid in capital              3,677,390
Other comprehensive income                  98,736                      Other comprehensive income                 98,736
Retained earnings                        3,428,935                      Retained earnings                       3,428,935
                                  ----------------                                                       ----------------
Total Stockholders' Equity               4,499,872                      Total Stockholders' Equity              7,395,948
                                  --------------------------------                                       ----------------
Total Liabilities and                                                   Total Liabilities and
Stockholders' Equity              $     11,282,377               0      Stockholders' Equity             $     17,331,953
                                  ================================                                       ================

             FOSHAN OVERSEAS INTERNATIONAL TRAVEL                             UNIVERSAL TRAVEL GROUP
                        BALANCE SHEET                                       CONSOLIDATED BALANCE SHEET
                      September 30, 2007                                        September 30, 2007
             ------------------------------------                           --------------------------
 ASSETS                                                          ASSETS
Current Assets                                                  Current Assets
Cash and cash equivalents                     $     423,292     Cash and cash equivalents        $   2,728,860
Accounts Receivable                               2,204,094     Accounts Receivable                  3,409,310
Trade Deposits                                      513,317     Trade Deposit                          905,953
Due from Shareholders                               686,936     Due from Shareholders                  776,180
                                                                Loans Receivable                       731,494
                                                                Acquisition Deposit                    593,342
                                                                Advances                             2,246,443
                                                                Refundable Deposits                     34,518
                                                                Prepaid expenses and other
Prepaid Expenses                                      3,285     receivables                             13,090
                                              -------------                                      -------------
Total Current Assets                              3,830,924     Total Current Assets                11,439,190
Property & equipment, net                            42,244     Property & equipment, net               97,633
                                                                Intangible assets                       26,759
                                                                Goodwill                             7,477,233
                                              -------------                                      -------------
                                                     42,244                                          7,601,625
                                              -------------                                      -------------
Total Assets                                  $   3,873,168     Total Assets                     $  19,040,815
                                              =============                                      =============

    LIABILITIES AND STOCKHOLDERS'                                      LIABILITIES AND STOCKHOLDERS'
               EQUITY                                                             EQUITY

Current Liabilities                                             Current Liabilities
                                                                Notes payable - Bank             $   1,289,873
                                                                Accounts payable and
Accounts payable and accrued expenses         $   2,083,655     accrued expenses                     3,638,978
Customer Deposits                                   857,639
Income tax payable                                  185,424     Income tax payable                     591,465
                                              -------------                                      -------------
Total Current Liabilities                         3,126,718     Total Current Liabilities            5,520,316

Stockholders' Equity                                            Stockholders' Equity
                                                                Common stock, $.001 par
Capital stock                                       450,424     value, 70,000,000                       35,686
Statutory reserves                                  254,615     Statutory Reserve                       80,458
                                                                Additional paid in capital           4,260,177
Other comprehensive income                           41,411     Other comprehensive income             329,709
Retained earnings                                               Retained earnings                    8,814,469
                                              -------------                                      -------------
Total Stockholders' Equity                          746,450     Total Stockholders' Equity          13,520,499
                                              -------------                                      -------------
Total Liabilities and Stockholders'                             Total Liabilities and
Equity                                        $   3,873,168     Stockholders' Equity             $  19,040,815
                                              =============                                      =============

                    Combined                                                                  Proforma
                 BALANCE SHEETS                        Proforma                            BALANCE SHEETS
               September 30, 2007                     Adjustments                        September 30, 2007
               ------------------                                                        ------------------
 ASSETS                                                               ASSETS
Current Assets                                                       Current Assets
Cash and cash equivalents        $      3,152,152                    Cash and cash equivalents                 $      3,152,152
Accounts Receivable                     5,613,404                    Accounts Receivable                              5,613,404
Trade Deposit                           1,419,270                    Trade Deposit                                    1,419,270
Due from Shareholders                   1,463,116                    Due from Shareholders                            1,463,116
Loans Receivable                          731,494                    Loans Receivable                                   731,494
Acquisition Deposit                       593,342                    Acquisition Deposit                                593,342
Advances                                2,246,443                    Advances                                         2,246,443
Refundable Deposits                        34,518                    Refundable Deposits                                 34,518
Prepaid expenses and other                                           Prepaid expenses and other
receivables                                16,375                    receivables                                         16,375
                                 ----------------                                                              ----------------
                                       15,270,114                                                                    15,270,114
Property & equipment, net                 139,877                    Property & equipment, net                          139,877
Intangible assets                          26,759      2,077,836     Intangible assets                                2,104,595
Goodwill                                7,477,233      3,971,740     Goodwill                                        11,448,973
                                 ----------------                                                              ----------------
                                        7,643,869                                                                    13,693,445
                                 ----------------                                                              ----------------
Total Assets                     $     22,913,983                    Total Assets                              $     28,963,559
                                 ================                                                              ================

 LIABILITIES AND STOCKHOLDERS'                                         LIABILITIES AND STOCKHOLDERS'
            EQUITY                                                                EQUITY

Current Liabilities                                                  Current Liabilities
Notes payable - Bank             $      1,289,873     -3,153,500     Notes payable - Bank                      $      4,443,373
Accounts payable and accrued
expenses                                5,722,633                    Accounts payable and accrued expenses            5,722,633
Customer Deposits                         857,639                    Customer Deposits                                  857,639
Income tax payable                        776,889                    Income tax payable                                 776,889
                                 ----------------                                                              ----------------
Total Current Liabilities               8,647,034                    Total Current Liabilities                       11,800,534

Stockholders' Equity                                                 Stockholders' Equity
Common stock, $.001 par value,                                       Common stock, $.001 par value,
70,000,000                                486,110        449,301     70,000,000                                          36,809
Statutory Reserve                         335,073                    Statutory Reserve                                  335,073
Additional paid in capital              4,260,177     -3,345,377     Additional paid in capital                       7,605,554
Other comprehensive income                371,120                    Other comprehensive income                         371,120
Retained earnings                       8,814,469                    Retained earnings                                8,814,469
                                 ----------------                                                              ----------------
Total Stockholders' Equity             14,266,949                    Total Stockholders' Equity                      17,163,025
                                 -------------------------------                                               ----------------
Total Liabilities and                                                Total Liabilities and Stockholders'
Stockholders' Equity             $     22,913,983              0     Equity                                    $     28,963,559
                                 ===============================                                               ================

            FOSHAN OVERSEAS INTERNATIONAL TRAVEL                               UNIVERSAL TRAVEL GROUP, INC.
              STATEMENTS OF INCOME (OPERATIONS)                              CONSOLIDATED STATEMENTS OF INCOME
           FOR THE YEARS ENDING DECEMBER 31, 2006                         FOR THE YEARS ENDING DECEMBER 31, 2006

Sales, net                                    $ 11,429,845        Gross revenues,                                 $  10,013,788
Cost of sales                                    9,362,023        Cost of services                                    4,594,376
                                              ------------                                                        -------------
Gross profit                                     2,067,822        Gross profit                                        5,419,412
                                                                                                                  -------------
General and administrative expenses                700,676        Selling, General and administrative expenses        1,353,434
                                                                  Stock Based Compensation                              950,040
                                              ------------                                                        -------------
                                                   700,676                                                            2,303,474
                                                                                                                  -------------
Income from operations                           1,367,146        Income from operations                              3,115,938
                                                                                                                  -------------

Other (Income) Expense                                            Other (Income) Expense
Interest  income                                    -2,774        Interest income                                       -11,994
Other income / expenses, net                          -535        Other Income                                          -36,383
                                                                  Interest expense                                        2,754
                                                                                                                  -------------
Total Other (Income) Expense                        (3,309)       Total Other (Income) Expense                          -45,623
                                              ------------                                                        -------------
Income before income taxes                       1,370,455        Income before income taxes                          3,161,561

Provision for income taxes                         449,317        Provision for income taxes                            603,083
                                              ------------                                                        -------------
Net income                                    $    921,138        Net income                                      $   2,558,478
                                              ============                                                        =============

                          COMBINED
              STATEMENTS OF INCOME (OPERATIONS)
           FOR THE YEARS ENDING DECEMBER 31, 2006

Gross revenues,                                                      $21,443,633
Cost of services                                                      13,956,399
                                                                     -----------
Gross profit                                                           7,487,234
                                                                     -----------

Selling, General and administrative expenses                           2,054,110
Stock Based Compensation                                                 950,040
                                                                     -----------
                                                                       3,004,150
                                                                     -----------

Income from operations                                                 4,483,084
                                                                     -----------

Other (Income) Expense
Interest income                                                          -14,768
Other Income                                                             -36,918
Interest expense                                                           2,754
                                                                     -----------
Total Other (Income) Expense                                             -48,932
                                                                     -----------
Income before income taxes                                             4,532,016

Provision for income taxes                                             1,052,400
                                                                     -----------
Net income                                                           $ 3,479,616
                                                                     ===========

           FOSHAN OVERSEAS INTERNATIONAL TRAVEL                                    UNIVERSAL TRAVEL GROUP
                    STATEMENT OF INCOME                                       CONSOLIDATED STATEMENTS OF INCOME
       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

Gross revenues, net                           $   10,340,379        Gross revenues, net                           $  26,799,445
Cost of services                                   8,329,574        Cost of services                                 17,419,435
                                              --------------                                                      -------------
Gross profit                                       2,010,805        Gross profit                                      9,380,010

Selling, General and administrative expenses         593,821        Selling, General and administrative expenses      2,222,407
                                                                    Stock Based Compensation                            633,360
                                              --------------                                                      -------------
                                                     593,821                                                          2,855,767

                                                                                                                  -------------
Income from operations                             1,416,984        Income from operations                            6,524,243
                                                                                                                  -------------
Other (Income) Expense                                              Other (Income) Expense
Interest income                                       -2,648        Interest income                                     -17,783
Other (Income) expense, net                              126
                                                                    Interest expense                                     42,724
                                              --------------                                                      -------------
Total Other Income (Expense)                          (2,522)       Total Other (Income) Expense                         24,941
                                              --------------                                                      -------------
Income before income taxes                         1.419,506        Income before income taxes                        6,499,302

Provision for income taxes                           466,495        Provision for income taxes                        1,127,306
                                              --------------                                                      -------------
Net income                                           953,011

 Dividend paid                                       844,172                                                                  0
                                              --------------                                                      -------------

Net income available                          $      108,839        Net income                                    $   5,371,996
                                              ==============                                                      =============

                                    COMBINED
                        CONSOLIDATED STATEMENTS OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007


Gross revenues, net                                                  $37,139,824
Cost of services                                                      25,749,009
                                                                     -----------
Gross profit                                                          11,390,815
Selling, General and administrative expenses                           2,816,228
Stock Based Compensation                                                 633,360
                                                                     -----------
                                                                       3,449,588

Income from operations                                                 7,941,227
                                                                     -----------
Other (Income) Expense
Interest income                                                          -20,431
Other (Income) expense, net                                                  126
Interest expense                                                          42,724
                                                                     -----------
Total Other (Income) Expense                                              22,419
                                                                     -----------
Income before income taxes                                             7,918,808

Provision for income taxes                                             1,593,801
                                                                     -----------
Net income                                                             6,325,007
Dividend paid                                                            844,172
                                                                     -----------
Net income available                                                 $ 5,480,835
                                                                     ===========

FOSHAN OVERSEAS INTERNATIONAL TRAVEL
UNIVERSAL TRAVEL GROUP
Proforma Adjustment

(1)
Goodwill                                        6,500,000
Identifiable Intangibles                        2,077,836    (subject to Change)
Notes payable                                   3,153,500
Common Stock                                        1,123
Additional Paid In Capital                      3,345,377
to record purchase price

(2)
Common Stock                                      450,424
Goodwill                                          450,424
to adjust goodwill for net assets purchased

            (c)   Exhibits

      4.1   Form of Promissory Note of Universal Travel Group

      99.1  Press Release Announcing FOI Acquisition.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2007

                                        UNIVERSAL TRAVEL GROUP


                                        By: /s/ Jiangping Jiang
                                            ------------------------------------
                                            Jiangping Jiang
                                            Chairman and Chief Executive Officer